UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2013

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-33841	20-8579133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Urban Center Drive
Birmingham, Alabama 35242
(Address of principal executive offices) (zip code)

(205) 298-3000
Registrant's telephone number, including area code:

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 16, 2013, Dan Sansone (61), previously Executive Vice President and Chief Financial Officer since February 1, 2011 and prior to that, Senior Vice President and Chief Financial Officer, was named to the position of Executive Vice President-Strategy. In his new role, Mr. Sansone will lead important strategic initiatives for the Company while also being engaged in assisting the transition of the new senior managers. Mr. Sansone plans to retire from the Company at the end of 2014.

(c) On December 16, 2013, the Company announced the following Management changes:

(1) Tom Hill (54), was promoted to the position of Executive Vice President and Chief Operating Officer for the Company. Over the past five years, Mr. Hill has held a number of positions in the Company including President of Southwest Division, President of Florida Rock Division and, most recently, Senior Vice President-South Region. This new assignment will afford Mr. Hill the opportunity to direct the operations of the entire Company while further developing in a senior corporate role.

(2) John McPherson (45), has been promoted to the position of Executive Vice President and Chief Financial Officer. Mr. McPherson joined the Company in October 2011 as Senior Vice President, Strategy and Business Development and held that position until November, 2012. Most recently he was Senior Vice President-East Region. Before coming to the Company Mr. McPherson was a senior partner at McKinsey & Company, a global management consulting firm, from 1995 to 2011. This new role will provide further development opportunities for Mr. McPherson at the senior corporate level.

(3) Danny Shepherd (62), has been promoted to the position of Vice Chairman of the Company. Mr. Shepherd most recently held the title of Executive Vice President and Chief Operating Officer since October 31, 2012. The information regarding Mr. Shepherd required by Items 401(b), (d) and (e) of Regulation S-K are hereby incorporated by reference from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2012. In this new role, Mr. Shepherd will support and advise the Company on important matters including organization, business development and succession planning, while also helping facilitate the transition of the new management team.

A press release regarding the leadership appointments is attached.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated December 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vulcan Materials Company

Date: December 16, 2013	By:	/s/ Michael R. Mills
Michael R. Mills